UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  June 2, 2026

ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307		87-0189025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(IRS Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133-1109
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (801) 844-7637

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Director.
On June 2, 2026, the Board of Directors (the “Board”) of Zions Bancorporation, N.A. (the “Bank”) increased the number of its members from 11 to 12 directors and elected Daniel J. Ryan to fill the resulting vacancy, effective immediately. Mr. Ryan will hold office until the Bank's next annual meeting of shareholders. The Board also appointed Mr. Ryan to its Audit and Risk Oversight Committees, effective July 1, 2026. Mr. Ryan is a retired partner of PricewaterhouseCoopers, a global professional services firm, where he served in various capacities since 1985. The press release announcing Mr. Ryan's election is attached as an exhibit.
There are no arrangements or understandings between Mr. Ryan and any other person in connection with his election to the Board. There are no transactions between Mr. Ryan and the Bank or any of its subsidiaries that are reportable under Item 404(a) of Regulation S-K. As a nonemployee director, Mr. Ryan will receive cash compensation and will participate in the Bank's omnibus stock incentive plan. Further information about nonemployee director compensation is included in the Bank's proxy statement filed with the Securities and Exchange Commission on March 19, 2026.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Zions Bancorporation Press Release dated June 2, 2026 (furnished herewith).
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on form 8-K, formatted as Inline XBRL.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

	By:	/s/ Rena Miller
Name: Rena Miller
Title: Executive Vice President and Corporate General Counsel
Date: June 2, 2026